SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2006

THE FRONTIER FUND

(Exact Name of Issuer as Specified in Charter)

Delaware	000-51274	38-6815533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1660 Lincoln Street, Suite 100

Denver, Colorado

(Address of principal executive offices)

80264

(Zip code)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

Effective as of April 13, 2006, (i) the Advisory Agreement dated as of March 1, 2004 by and among The Frontier Fund (the “Trust”), Frontier Trading Company II LLC (the “Trading Company II”), Equinox Fund Management, LLC (the “Managing Owner”) and Beach Capital Management Limited (the “Trading Advisor”), which set forth the terms and conditions upon which the Trading Advisor would render and implement trading advisory services on behalf of the Trading Company II and the Trust with respect to the Beach Series of the Trust and (ii) the Advisory Agreement dated as of March 1, 2004 by and among the Trust, Frontier Trading Company I LLC (the “Trading Company I”), the Managing Owner and the Trading Advisor, which set forth the terms and conditions upon which the Trading Advisor would render and implement trading advisory services on behalf of the Trading Company I and the Trust with respect to the assets of the Balanced Series of the Trust allocated to the Trading Advisor (collectively, the “Agreements”) have been terminated. The terms and conditions of the Agreements that are material to the Trust are set forth in the form of Advisory Agreement filed as Exhibit 10.3 to the Trust’s Annual Report on Form 10-K for the year ended December 31, 2005 and are incorporated herein by reference. The Agreements have been terminated because the Trading Advisor has informed the Managing Owner that the Trading Advisor has ceased trading pursuant to its Discretionary Program, which was the trading program the Trading Advisor utilized in providing the trading advisory services under the Agreements.

Item 8.01. Other Events

Pursuant to the termination of the Agreements referenced in Item 1.02 above, the assets of the Beach Series of the Trust are being maintained for cash management purposes pursuant to the Managing Owner’s cash management strategies employed for the Trust and the Trust has ceased accepting new subscriptions for the Units in the Beach Series. The Managing Owner has delivered written notice to the existing investors in the Beach Series informing them of their exchange and redemption rights as disclosed in the Trust’s final prospectus dated February 9, 2006 (the “Prospectus”). In addition, the assets of the Balanced Series which were previously allocated to the Trading Advisor will be reallocated to one or more of the other trading advisors pursuant to the Managing Owner’s asset allocation discretion as disclosed in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2006

The Frontier Fund
(Registrant)

By:	/s/ Richard E. Bornhoft
Richard E. Bornhoft
President and Chief Executive Officer of Equinox Fund Management, LLC, the
Managing Owner of The Frontier Fund